Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in
any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional.

LETTER OF TRANSMITTAL

relating to
HAWK CORPORATION

Offer to Exchange $110,000,000

8 3/4% Senior Exchange Notes Due 2014
for all outstanding
8 3/4% Senior Notes Due 2014

Pursuant to the Prospectus dated [                            ]

The exchange offer will expire at 5:00 p.m., New York City time, on [                    ], unless extended. Holders who wish to participate in the exchange offer must tender their 8 3/4% Senior Notes Due 2014 pursuant to the exchange offer on or prior to the expiration date. Tenders of Old Notes may be withdrawn at any time before the expiration date.

The Exchange Agent for the Exchange Offer is:

HSBC Bank USA, National Association

By Registered Mail or Hand or Overnight Delivery:

HSBC Bank USA, National Association

One Hanson Place
Lower Level

Brooklyn, New York 11243

By Facsimile (for Eligible Institutions only):

(718) 488-4488

Confirm by Telephone:

(718) 488-4475

Delivery of this Letter of Transmittal to an address or transmission via facsimile to a number other than as set forth above will not constitute valid delivery.

      This document relates to an offer by Hawk Corporation to exchange $110,000,000 8 3/4% Senior Exchange Notes due 2014, or the New Notes, for all issued and outstanding 8 3/4% Senior Notes due 2014, or the Old Notes. The exchange offer is described in the Prospectus dated [                    ], as may be amended, supplemented or modified from time to time, and in this Letter of Transmittal. All terms and conditions contained in the Prospectus are incorporated in and form a part of this Letter of Transmittal. Therefore, you are urged to read the Prospectus carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and its instructions, are collectively referred to as the Terms and Conditions.

      Custodial entities that are DTC Participants must tender Old Notes through the Automated Tender Offer Program, or ATOP, maintained by the Depository Trust Company, or DTC. A Letter of Transmittal need not accompany tenders effected through ATOP.

      The instructions contained herein and in the Prospectus should be read carefully before the Letter of Transmittal is completed.

      List below the Old Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and attach the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in denominations of $1,000 and integral multiples of $1,000.

DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) or Name
of
DTC Participant and Participant’s DTC Account Number in		Aggregate
Which Old Notes are Held	Certificate	Principal Amount	Principal Amount
(Please fill in, if blank)	Number(s)*	Represented**	Tendered

TOTAL PRINCIPAL AMOUNT OF OLD NOTES

* Need not be completed by holders tendering by book-entry transfer (see below).
** Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the Terms and Conditions of the Prospectus, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 4.

HOLDERS WHO WISH TO PARTICIPATE IN THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES ON OR PRIOR TO THE EXPIRATION DATE.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING: Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING: Name of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Account Number with DTC:

Transaction Code Number:

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH

      By execution of this Letter of Transmittal, the undersigned acknowledges receipt of the Prospectus and Letter of Transmittal, which together constitute Hawk’s offer to exchange $110,000,000 New Notes for all issued and outstanding Old Notes upon the terms and subject to the conditions set forth in the Prospectus.

      This Letter of Transmittal is to be used by holders if (a) tender of Old Notes is to be made by book-entry transfer to the account of the Exchange Agent for the exchange offer, HSBC Bank USA, National Association, at DTC, and instructions are not being transmitted through ATOP, pursuant to the procedures set forth in the Prospectus under “Book-Entry Transfer,” by any financial institution that is a participant in DTC, or a Participant and whose name appears on a security position listing as the owner of Old Notes, (b) tender of Old Notes is to be made according to the guaranteed delivery procedures in the Notice of Guaranteed Delivery or (c) certificates representing Old Notes are to be physically delivered to the Exchange Agent by holders. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. Unless the undersigned intends to tender Old Notes through ATOP, the undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

      All capitalized terms used in this Letter of Transmittal have the same meanings as in the Prospectus.

      The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal or the Notice of Guaranteed Delivery must be directed to the Exchange Agent at the address and telephone number on the front of this Letter of Transmittal. See Instruction 12 below.

      Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the transaction will be eligible, by electronically transmitting their acceptance through ATOP. DTC Participants that are accepting the exchange offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s DTC account. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. An Agent’s Message is a message transmitted by DTC to and received by the Exchange Agent, and forming part of a book-entry confirmation, that states that DTC has received an express acknowledgement from a Participant tendering Old Notes that the Participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Hawk may enforce the agreement against the Participant. Delivery of the Agent’s Message will satisfy the terms of the exchange offer as to execution and delivery of a Letter of Transmittal by the Participant identified in the Agent’s Message. A Letter of Transmittal need not accompany tenders effected through ATOP.

      If a holder desires to tender Old Notes pursuant to the exchange offer and (a) certificates representing the Old Notes are not immediately available, (b) time will not permit the holder’s Letter of Transmittal, certificates representing the Old Notes and all other required documents to reach the Exchange Agent on or prior to the expiration date or (c) the procedures for book-entry transfer (including delivery of an Agent’s Message) of the Old Notes cannot be completed on or prior to the expiration date, then the holder may nevertheless tender the Old Notes with the effect that the tender will be deemed to have been received on or prior to the expiration date. Holders may effect the a tender of Old Notes in accordance with the guaranteed delivery procedure in the Notice of Guaranteed Delivery. See Instruction 2 below.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the exchange offer, the undersigned tenders to Hawk the principal amount of Old Notes indicated above.

      Subject to, and effective upon, the issuance of the New Notes each of the undersigned: (i) irrevocably sells, assigns and transfers to or upon Hawk’s order or the order of its nominee, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the holder’s status as a holder of, all Old Notes tendered, such that thereafter the undersigned will have no contractual or other rights or claims in law or equity against Hawk or any fiduciary, trustee, fiscal agent or other person connected with the Old Notes arising under, from or in connection with the Old Notes; (ii) waives any and all rights with respect to the Old Notes tendered (including, without limitation, any existing or past defaults and their consequences in respect of the Old Notes); and (iii) releases and discharges Hawk, the guarantors of the Old Notes and HSBC Bank USA, National Association, as Trustee, from any and all claims the holder may have, now or in the future, arising out of or related to the Old Notes tendered, including, without limitation, any claims that the holder is entitled to receive additional principal or interest payments with respect to the Old Notes tendered (other than as expressly provided in the Prospectus and Letter of Transmittal) or to participate in any redemption or defeasance of the Old Notes tendered.

      In addition, each of the undersigned represents, warrants and agrees that: (i) it has received and reviewed the Prospectus; (ii) it is the Beneficial Owner (as defined below) of, or a duly authorized representative of one or more Beneficial Owner of, the Old Notes tendered and it has full power and authority to execute this Letter of Transmittal; (iii) the Old Notes being tendered were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and acknowledges that Hawk will acquire good, indefeasible and unencumbered title to the Old Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when Hawk accepts the tender of the Old Notes; (iv) it will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect; (v) in evaluating the exchange offer and in making its decision whether to participate in the exchange offer by submitting a Letter of Transmittal and tendering its Old Notes, the holder has made its own independent appraisal of the matters referred to in the Prospectus and Letter of Transmittal and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to the holder by Hawk other than those contained in the Prospectus; (vi) the execution and delivery of this Letter of Transmittal will constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the Terms and Conditions set out or referred to in the Prospectus; (vii) the submission of the Letter of Transmittal to the Exchange Agent will, subject to the Terms and Conditions of the exchange offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to the attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of the attorney and agent in relation to the Old Notes tendered in favor of Hawk or any other person or persons Hawk may direct to deliver the form(s) of transfer and other document(s) in the attorney’s and agent’s discretion and/or the certificate(s) and other document(s) of title relating to the Old Notes’ registration and to execute all other documents and to do all other acts and things as may be in the opinion of the attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the exchange offer, and to vest in Hawk or its nominees the Old Notes; and (viii) that the Terms and Conditions of the exchange offer will be incorporated in, and form a part of, this Letter of Transmittal.

      The undersigned acknowledges that the exchange offer is being made in reliance upon interpretive advice given by the staff of the Securities and Exchange Commission, or SEC, to third parties in connection with transactions similar to the exchange offer, so that the New Notes issued pursuant to the exchange offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred to holders (other than a broker-dealer who purchased the Old Notes directly from Hawk for resale pursuant to Rule 144A, Regulation S, or any other available exemption under the Securities Act of 1933, as amended, or a person that is an “affiliate” of Hawk within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the Old Notes are acquired in the ordinary course of the holders’ business and the holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate, in the distribution of the New Notes.

      The undersigned represents and warrants that: (i) the New Notes acquired in the exchange offer are being acquired in the ordinary course of business of the person receiving the New Notes; (ii) neither the undersigned nor the recipient of the New Notes (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of the New Notes; and (iii) neither the undersigned nor the recipient of the New Notes (if different) is an “affiliate” of Hawk as defined in Rule 405 under the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

      If the undersigned is a broker-dealer, the undersigned also: (i) represents that it acquired Old Notes for its own account as a result of market-making activities or other trading activities; (ii) represents that it has not entered into any arrangement or understanding with Hawk or any “affiliate” of Hawk (within the meaning of Rule 405 under the Securities Act) to distribute the New Notes to be received in the exchange offer; and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes the delivery of the Prospectus will be sufficient) in connection with any resale of New Notes received in the exchange offer. Such a broker-dealer will not be deemed, solely by reason of acknowledgment and Prospectus delivery, to admit that it is an “underwriter” within the meaning of the Securities Act.

      The undersigned agrees that acceptance of any tendered Old Notes by Hawk and the issuance of New Notes in exchange for Old Notes will constitute performance in full by Hawk of its obligations under the Registration Rights Agreement and that, upon the issuance of the New Notes, Hawk will have no further obligations or liabilities under the Registration Rights Agreement for the registration of the Old Notes or the New Notes.

      The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Prospectus and in the instructions to this Letter of Transmittal and acceptance of the Letter of Transmittal by Hawk will constitute a binding agreement between the undersigned and Hawk, upon the terms and subject to the conditions of the exchange offer.

      The undersigned understands that tenders of Old Notes may be withdrawn at any time prior to the expiration date. The undersigned understands that Hawk will have accepted for exchange validly tendered Old Notes if, as and when Hawk gives oral or written notice to the Exchange Agent (any such oral notice to be promptly confirmed in writing).

      All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal will be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

      The undersigned understands that the delivery and surrender of Old Notes is not effective, and the risk of loss of Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Hawk, or, in addition, in the case of tender through DTC’s ATOP system, receipt of a properly transmitted Agent’s Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by Hawk, in its sole discretion, which determination will be final and binding.

      The representations and warranties and agreements of a holder tendering Old Notes will be repeated and reconfirmed on and as of the expiration date. For purposes of the exchange offer, the “Beneficial Owner” of any Old Notes will mean any holder that exercises sole investment discretion with respect to the Old Notes.

      Unless otherwise indicated under “Special Issuance Instructions,” in the case Old Notes were not delivered by book-entry, please issue any certificates representing Old Notes not tendered or, if tendered, not accepted for exchange, in the name(s) of the holder(s) appearing under “Description of Old Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” in the case Old Notes were not delivered by book-entry, please return any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the address(es) of the holder(s) appearing under “Description of Old Notes Tendered.” In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, in the case that Old Notes were not delivered by book-entry, please return any certificates representing Old Notes not tendered or, if tendered, not accepted for exchange (and any accompanying documents, as appropriate), in the name(s) of and to the person or persons indicated. In the case of a book-entry delivery of Old Notes, please credit the account maintained at DTC with any Old Notes not tendered or not accepted for exchange. In the case of a tender through DTC’s ATOP system, please effect the exchange through the ATOP system. The undersigned recognizes that Hawk does not have any obligation pursuant to the Special Issuance Instructions to transfer any Old Notes from the name of the holder if Hawk does not accept for exchange any of the Old Notes tendered.

      In each and any case, please deliver New Notes in accordance with the “Delivery Instructions” set out below.

PLEASE SIGN HERE

(To Be Completed by All Tendering Holders)

      This Letter of Transmittal must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a Participant, exactly as the Participant’s name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, he or she must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Hawk of his or her authority. See Instruction 6 below.

      If the signature appearing below is not of the registered holder(s) of the Old Notes, then the registered holder(s) must sign a valid proxy.

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

Dated:

Name(s):

(Please Print)

Capacity:

Address(es) (including zip or postal code and country):

Area Code and Telephone No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9

SIGNATURE GUARANTEE

(See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip or postal code and country) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:

DELIVERY INSTRUCTIONS FOR NEW NOTES
(to be completed by all tendering holders; except holders holding through
Euroclear or Clearstream; see Instruction 6)

Name of custodian bank:

Euroclear/ Clearstream (delete non-applicable) participant number:

Account number of holder at custodian bank:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instruction 6)

      To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Old Notes Tendered” within this Letter of Transmittal.

Name:

(Please Print)

Address:

(Please Print)

Zip or Postal Code:

Country:

Taxpayer Identification or Security Number
(See Substitute Form W-9 Herein)
SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 6)

      To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled “Description of Old Notes Tendered” within this Letter of Transmittal.

Name:

(Please Print)

Address:

(Please Print)

Zip or Postal Code:

Country:

SIGNATURE GUARANTEE

(See Instruction 1)
Certain Signatures Must be Guaranteed by a
Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip or postal code and country) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

      Beneficial Owners whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact the broker, dealer, commercial bank, trust company or other nominee if they desire to tender Old Notes registered. See “The Exchange Offer — Procedures for Tendering Old Notes” in the Prospectus.

1.     Guarantee of Signatures. Signatures on the Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, each a Medallion Signature Guarantor, unless the Old Notes tendered are tendered (a) by a holder of Old Notes (or by a Participant in DTC whose name appears on a security position listing as the owner of the Old Notes) who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” in the Letter of Transmittal or (b) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (an “Eligible Institution”). If the Old Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if the Old Notes are not tendered or, if tendered, not accepted for exchange are to be returned to a person other than the registered holder, then the signature on the Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

2.     Requirements of Tender. The Letter of Transmittal is to be completed by holders of Old Notes if certificates representing their Old Notes are to be forwarded, or if delivery of Old Notes is to be made by book-entry transfer to the account maintained with DTC, pursuant to the procedures set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes” and instructions are not being transmitted through ATOP. DTC Participants must tender Old Notes through ATOP. Holders who tender their Old Notes through DTC’s ATOP will be bound by, but need not complete, the Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

      For a holder properly to tender Old Notes pursuant to the exchange offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile), together with any signature guarantees and any other documents required by these Instructions, or, if applicable, a properly transmitted Agent’s Message, must be received by the Exchange Agent on or prior to the expiration date and either (a) certificates representing the Old Notes must be received by the Exchange Agent or (b) Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes” and a Book-Entry Confirmation must be received by the Exchange Agent, in each case, on or prior to the expiration date, as applicable.

      A holder who desires to tender Old Notes and who cannot comply with procedures for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedure discussed below. If a holder desires to tender Old Notes pursuant to the exchange offer and (a) certificates representing the Old Notes are not immediately available, (b) time will not permit the holder’s Letter of Transmittal, certificates representing the Old Notes and all other required documents to reach the Exchange Agent on or prior to the expiration date, or (c) the procedures for book-entry transfer of the Old Notes cannot be completed on or prior to the expiration date, then the holder may nevertheless tender Old Notes with the effect that the tender will be deemed to have been received on or prior to the expiration date if the procedures in the Notice of Guaranteed Delivery are followed. Pursuant to these procedures, (i) the tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Hawk, or an Agent’s Message with respect to a guaranteed delivery that is accepted by Hawk must be received by the Exchange Agent on or prior to the expiration date and (iii) the certificates for tendered Old Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of Old Notes into the Exchange Agent’s account at DTC as described in the Prospectus), together with a Letter of Transmittal (or manually signed facsimile) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal and, where applicable, a properly transmitted Agent’s Message, must be received by the Exchange Agent within two business days after the date of execution of the Notice of Guaranteed Delivery.

      The method of delivery of the Letter of Transmittal, the Old Notes and all other required documents, including delivery through DTC and acceptance of Agent’s Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for documents to reach the Exchange Agent.

      No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of the Letter of Transmittal (or a manually signed facsimile) or delivery of an Agent’s Message, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

3.     Withdrawal of Tenders. A holder may withdraw tenders of Old Notes at any time prior to the expiration date. A holder may not withdraw tenders of Old Notes subsequent to that time. Beneficial Owners desiring to withdraw Old Notes previously tendered should contact the DTC Participant that holds its Old Notes. In order to withdraw Old Notes previously tendered, a DTC Participant may, prior to the expiration date, withdraw its instruction previously transmitted through ATOP by:

(i) withdrawing its acceptance through ATOP, or

(ii) delivering to the Exchange Agent by mail, hand delivery or facsimile, notice of withdrawal of the instruction.

      The notice of withdrawal must contain the name and number of the DTC Participant. Withdrawal of a prior instruction will be effective upon receipt of the notice of withdrawal by the Exchange Agent. All signatures on a notice of withdrawal must be guaranteed by a Medallion Signature Guarantor, except that signatures on the notice of withdrawal must be guaranteed if the Old Notes being withdrawn are held for the account of an Eligible Institution. A withdrawal of an instruction must be executed by a DTC Participant in the same manner as the DTC Participant’s name appears on its transmission through ATOP to which the withdrawal relates. A DTC Participant may withdraw a tender only if the withdrawal complies with the provisions described in this paragraph.

      Withdrawal of tenders of Old Notes may not be rescinded, and any Old Notes properly withdrawn will be deemed not validly tendered for purposes of the exchange offer. Properly withdrawn Old Notes may, however, be retendered by following one of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes” prior to the expiration date.

      All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal of Old Notes will be determined by Hawk, in its sole discretion (whose determination will be final and binding). None of Hawk, the Exchange Agent, or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or revocation of tendered Old Notes, or incur any liability for failure to give any notification.

4.     Partial Tenders. Tenders of Old Notes pursuant to the exchange offer will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000. If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled “Description of Old Notes Tendered” in the Letter of Transmittal. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old Notes tendered. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered or, if tendered, not accepted for exchange, certificates for the principal amount of Old Notes not tendered or, if tendered, not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated) to the holder unless otherwise provided in the appropriate box in the Letter of Transmittal (see Instruction 6) promptly after the Old Notes are accepted for exchange.

5.     Signatures on the Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If the Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If the Letter of Transmittal is signed by a Participant in DTC whose name is shown as the owner of the Old Notes tendered, the signature must correspond with the name shown on the security position listing the owner of the Old Notes.

      IF THE LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF OLD NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE

SIGNATURE OF THE REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION. SIGNATURES ON THE PROXY MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

      If any Old Notes tendered are owned of record by two or more joint owners, all owners must sign the Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

      If the Letter of Transmittal is signed by the holder, the certificates for any principal amount of Old Notes not tendered or accepted for exchange are to be issued (or if any principal amount of Old Notes that is not tendered or not accepted for exchange is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of, the registered holder, and accrued and unpaid interest in respect of the Old Notes are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Old Notes, nor provide a separate bond power. In any other case (including if the Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power with the Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes, and, with respect to a Participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the Participant(s) appear(s) on the security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless the certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

      If the Letter of Transmittal or any certificates of Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, persons should indicate when signing, and submit with the Letter of Transmittal the proper evidence satisfactory to Hawk of their authority.

      When the Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted, no endorsements of Old Notes or separate instruments of transfer are required unless payment is to be made, or Old Notes not tendered or purchased are to be issued to a person other than the registered holder(s), in which case the signatures on the Old Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

      Endorsements on certificates for Old Notes, and signatures on bond powers and proxies provided in accordance with this Instruction 5 by registered holders not executing the Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

6.     Special Issuance and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts not tendered or, if tendered, not accepted for exchange, or accrued and unpaid interest in respect of Old Notes to be made in connection with the exchange offer is to be issued, if different from the name and address of the registered holder signing the Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number, or TIN, or social security number, or SSN, of the person named must also be indicated. If no instructions are given, Old Notes not tendered or, if tendered, not accepted for exchange, will be returned to the registered holder of the Old Notes tendered. For holders of Old Notes tendering by book-entry transfer, Old Notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated.

      All tendering holders not holding the Old Notes tendered through Clearstream or Euroclear must complete the box “Delivery Instructions for New Notes” to receive the New Notes.

7.     Taxpayer Identification Number. Each tendering holder is required to provide the Exchange Agent with the holder’s correct TIN, generally the holder’s social security or federal employer identification number, on Substitute Form W-9, which is provided under “Important Tax Information” below, or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if the holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to 28% federal income tax backup withholding on payments made to the holder or other payee with respect to Old Notes exchanged pursuant to the exchange offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will withhold 28% from all payments with respect to the Old Notes to be exchanged until a TIN is provided to the Exchange Agent.

8.     Transfer Taxes. Hawk will pay all transfer taxes applicable to the exchange and transfer of Old Notes pursuant to the exchange offer, except in the case of deliveries of certificates for Old Notes for principal amounts not tendered or, if tendered, that are registered or issued in the name of any person other than the holder of Old Notes tendered. Except as provided in this Instruction 8, it will not be necessary for transfer stamps to be affixed to the certificates listed in the Letter of Transmittal.

9.     Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Old Notes pursuant to any of the procedures described will be determined by Hawk in its sole discretion (whose determination will be final and binding). Hawk expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of any Old Notes determined by it not to be in proper form or if the issuance of the New Notes in exchange for Old Notes may, in the opinion of Hawk’s counsel, be unlawful. Hawk also reserves the absolute right, in its sole discretion, subject to applicable law, to waive any defect or irregularity in any tender with respect to Old Notes of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. Hawk’s interpretation of the Terms and Conditions of the exchange offer (including the Letter of Transmittal and its Instructions) will be final and binding. None of Hawk, the Exchange Agent, or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any notification. If Hawk waives its right to reject a defective tender of Old Notes, the holder will, subject to the terms of the exchange offer, be entitled to the New Notes, plus accrued and unpaid interest on the Old Notes through the third business day following the expiration date of the exchange offer, or as soon as practicable thereafter.

10.     Waiver of Conditions. Hawk expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the exchange offer in the case of any Old Notes tendered, in whole or in part, at any time and from time to time.

11.     Mutilated, Lost, Stolen, or Destroyed Certificates for Old Notes. Any holder of Old Notes whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact HSBC Bank USA, National Association, at the address and telephone number on the front of the Letter of Transmittal.

12.     Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Old Notes and requests for assistance or additional copies of the Prospectus and Letter of Transmittal may be directed to, and additional information about the exchange offer may be obtained from, the Exchange Agent, at the address and telephone number on the front of the Letter of Transmittal.

IMPORTANT TAX INFORMATION

       Under U.S. federal income tax laws, holders whose tendered Old Notes are accepted for exchange are required to provide the Exchange Agent (as payer) with their correct TIN on substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If the holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Old Notes exchanged pursuant to the exchange offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

      Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 BEN, signed under penalties of perjury, attesting to that holder’s foreign status. A Form W-8 BEN can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

      If backup withholding applies, the Exchange Agent is required to withhold a portion (currently 28%) of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments, the holder is required to provide the Exchange Agent with either: (i) the holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Exchange Agent

      The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

      Any questions or requests for assistance or additional copies of the Prospectus, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the telephone number and address listed on the front of the Letter of Transmittal. A holder may also contact their broker, dealer, commercial bank or trust company or nominee for assistance concerning the exchange offer.

PAYER’S NAME: HSBC BANK USA, NATIONAL ASSOCIATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part 2 — Certification — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — Awaiting TIN ☐ Part 4 — Exempt from backup withholding ☐

Certificate Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature		Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU UNDER THE TENDER OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 28% of all reportable payments made to me will be withheld until I provide a tax identification number to the Depositary.

Signature

  Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number (“TIN”) you should apply for one immediately. You may obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration. You may obtain Form SS-4, Application for Employer Identification Number, or Form W-7, Application for IRS Individual Taxpayer Identification Number, from the Internal Revenue Service by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet website at www.irs.gov. If you do not have a TIN, write “Applied For” in the space for the TIN.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under Section 501(a), or an individual retirement account, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a)

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Certain other payees may be exempt from either dividend and interest payments or broker transactions. You should consult your tax advisor to determine whether you might be exempt from backup withholding. Exempt payees described above should file the substitute Form W-9 to avoid possible erroneous backup withholding. Complete the substitute Form W-9 as follows: ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT FROM BACKUP WITHHOLDING” BOX IN PART 4, SIGN AND DATE THE FORM AND RETURN THE FORM TO THE PAYER.

Privacy Act Notice

Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer:

For this type of account:
Give the name and
SOCIAL SECURITY
number of

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single- owner LLC account	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate or LLC electing corporate status on IRS Form 8832 account	The corporation
8.	Partnership or multi-member LLC account	The partnership
9.	Association, club, or tax-exempt organization account	The organization
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	Show the name of the owner. You must show your individual name, but you may also enter your business or “doing business as” name. Either your Social Security number or employer identification number (if you have one) may be used.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE